SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                               FORM 8-K

                          CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 22, 2003

                          LNB Bancorp, Inc.
   (Exact name of the registrant as specified on its charter)

                             Ohio
          (State or other jurisdiction of incorporation)

       000-13203                             34-1406303
  (Commission File Number)  (I.R.S. Employer Identification No.)

     457 Broadway, Lorain, Ohio                   44052 - 1769
(Address of principal executive offices)             (Zip Code)

                        (440) 244 - 6000
     Registrant's telephone number, including area code

                         Not Applicable
    (Former name, former address and former fiscal year,
                if changed since last report)

ITEM 9.    Regulation FD Disclosure

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition.

On July 22, 2003, LNB Bancorp, Inc. provided its Second Quarter 2003 Report To Shareholders. That report is attached as Exhibit 99.1 and is incorporated By reference.

On July 22, 2003, LNB Bancorp, Inc. issued a press release reporting its Financial results and earnings for its first half of 2003, which ended June 30, 2003. A copy of the press release is attached as Exhibit 99.2 and is incorporated by reference.


                              EXHIBIT INDEX

               (99.1) Second Quarter 2003 Report of LNB Bancorp Inc. to Shareholders

               (99.2) Press Release of LNB Bancorp, Inc. regarding financial results for the first half of 2003


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LNB BANCORP, INC.


Date: July 22, 2003                   By:/s/Mitchell J. Fallis
                                      -----------------------------
                                      Mitchell J. Fallis, CPA
                                      Vice President and
                                      Chief Accounting Officer